Exhibit 10

HKCMCPA Company Limited Certified Public Accountants

April 9, 2014

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

RE: Prime Global Capital Group Incorporated

Dear Commissioners:

We have read the statements that we understand Prime Global Capital Group Incorporated will include under the section entitled "Changes in Our Independent Registered Public Accounting Firm; Fees" in the Schedule 14A Information to the Proxy Statement it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Very truly yours,

HKCMCPA Company Limited

Hong Kong, China

Unit 602, 6/F., Hoseinee House, 69 Wyndham Street, Central, Hong Kong Tel: (852) 2573 2296 Fax: (852) 2384 2022	http://www.hkcmcpa.us